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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

                           Check the appropriate box:

                      [X] Preliminary information statement

     [_] Confidential, for use of the Commission only (as permitted by Rule
                                  14c-6(d)(2))

                      [ ] Definitive information statement

                              Trinity3 Corporation
                (Name of Registrant as specified in Its Charter)

               Payment of filing fee (check the appropriate box):

                               [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, schedule or registration statement no.:

     (3) Filing party:

     (4) Date filed:


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                              TRINITY3 CORPORATION
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        HELD BY MAJORITY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF TRINITY3 CORPORATION:

NOTICE IS HEREBY GIVEN to you as a stockholder of record of Trinity3 Corporation, a Delaware corporation (the "Company"), that on February 18, 2003, a Majority Written Consent in Lieu of a Special Meeting of Stockholders (the "Written Consent") was executed to be effective twenty (20) days from the date of mailing this Information Statement to you. The Written Consent authorizes the approval of an amendment to the Company's Certificate of Incorporation to effect an increase of the authorized number of common shares from fifty million shares, par value $0.0001 to two billion shares, par value $0.0001 (the "Amendment"). On February 18, 2003, the Company's Board of Directors also approved the Amendment.

Because execution of the Written Consent was assured, the Company's Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding a special meeting or of soliciting proxies or consents from additional stockholders in connection with these actions.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

The Board of Directors has fixed the close of business on February 18, 2003 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about February ___, 2003 to all stockholders of record as of the Record Date. Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to any of the matters being authorized herein.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED COMMON SHARES. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

                                       1
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                              TRINITY3 CORPORATION

                      INFORMATION STATEMENT ON SCHEDULE 14C

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the shareholdings of those persons who: (i) own more than five percent of our common stock as of the date of this Information Statement with the number of outstanding shares at 48,908,864; (ii) are officers or directors of the Company; and (iii) all officers and directors as a group:

----------------------------------------------- -------------------------------- ----------------------------
                     Name                              Number of Shares            Percentage Beneficially
                                                                                          Owned(1)
----------------------------------------------- -------------------------------- ----------------------------
Steven   D.   Hargreaves,    President,   CFO,  19,750,360(3)                    39.8%
Director(2)
----------------------------------------------- -------------------------------- ----------------------------
Shannon   T.    Squyres,    CEO,    Secretary,  19,750,360(4)                    39.8%
Director(2)
----------------------------------------------- -------------------------------- ----------------------------
All  Officers  and  Directors  as a  group  (2
people)                                         39,500,720                       78.4%
----------------------------------------------- -------------------------------- ----------------------------
Larry Mayle                                     2,757,707(5)                      5.6%
39012 Carriage Way
Palmdale, California 93551
----------------------------------------------- -------------------------------- ----------------------------

---------------

(1) Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.
(2)  c/o the Company's address.
(3) Includes 750,000 stock options exercisable at $0.165 until May 6, 2007. (4) Includes 750,000 stock options exercisable at $0.165 until May 6, 2007. (5) Includes 40,000 shares held in the name of Pam Mayle.

          AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT INCREASE
                      OF AUTHORIZED SHARES OF CAPITAL STOCK

GENERALLY.

     The Board of Directors of the Company proposes to amend Section 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.0001, from 50,000,000 to 2,000,000,000, par value $0.0001.

                                        2
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REASONS FOR THE PROPOSED INCREASE IN AUTHORIZED SHARES.

The Company is currently authorized to issue 50,000,000 shares of common stock, par value $0.0001, of which 48,908,864 shares were issued and outstanding on February 18, 2003. The Company will require additional capital to complete its business plan. The Company will seek to acquire the necessary capital through future financings, including loans, as well as through the private and public sale of its common stock. Additionally, the Company is issuing preferred shares that are convertible to common shares as collateral to a loan that the Company is in the process of negotiating. Management of the Company is not aware of any present efforts of any persons to accumulate common stock or to obtain control of the Company, and the proposed increase in authorized shares of common stock is not intended to be an anti-takeover device. The amendment is being sought solely to augment liquidity and enhance corporate flexibility.

There can be no assurances, nor can the Board of Directors of the Company predict what effect, if any, these proposed amendments will have on the market price of the Company's common stock. The Amendment is being sought solely to facilitate additional debt and equity financings of the Company.


By Order of the Board of Directors

/S/ Steven D. Hargreaves
------------------------------------
BY: Steven D. Hargreaves, President


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